SECOND QUARTER 2021 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES PAGE 2 Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

CORPORATE OVERVIEW $7.7 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory, estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Loans and Leases $2.57 billion Community Bank Loans and Leases $2.97 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 79% Personal Community Banking 21% Specialty Finance 46% 54% PAGE 6

COMMUNITY BANKING ■ 79 Banking Centers ■ 100 Twenty-four-hour ATMs ■ 9 Trust & Wealth Advisory locations with approximately $5.1 billion of assets under management ■ 10 1st Source Insurance offices In person Online Over the phone Mobile PAGE 7

SPECIALTY FINANCE GROUP SERVICES Aircraft Division Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: buses, funeral cars and step vans. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 8

EXPERIENCED AND PROVEN TEAM Executive Team ■ 5 executives with an average 35 years each of banking experience and 25 years with 1st Source Business Banking Officers ■ 37 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 32 years Specialty Finance Group Officers ■ 26 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 1 to 30 years PAGE 9

PAGE ELEVEN PERFORMANCE – CLIENT ■ #1 deposit share in our 15 contiguous county market ■ #1 SBA Lender in our Indiana footprint ■ #1 SBA Lender Headquartered in State of Indiana ■ Indiana SBA Community Lender Award – 2013 – 2020 ■ #223 on Forbes’ 500 Best Midsize Employers 2021 List. One of only ten Indiana-based companies to make the list. ■ #12 on Forbes’ 150 Best Employers for Veterans 2020 List ■ #22 on Monitor Magazine’s 2020 Top 50 Bank Finance/Leasing Companies in the U.S. ■ #38 on Monitor Magazine’s 2021 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. PAGE 10

OUR RESPONSE TO COVID-19 Employees Clients Communities  High-risk employees given option to work remotely  Virtual meetings and conference calls have largely replaced in-person meetings  Department teams were separated in 2020 to ensure that infection could not spread across entire units but are now being reunited  Business travel is limited to fully vaccinated employees  Adhering to CDC guidelines of social distancing, frequent hand washing and mask wearing  Installed plexiglass barriers at banking center counters and desks, as well as providing masks to all employees  75% of employees are fully vaccinated  All banking center lobbies have fully reopened with safe social distancing guidelines in place  Banking center drive-ups, ATMs and online/mobile banking services continue to provide a more physically distanced alternative  Over 6,700 PPP loans for over $850 million have been disbursed in support of our communities  As of June 30, 2021, over $520 million in PPP forgiveness had been secured for our 2020 PPP clients  Granted over $1 billion in loan modifications. $76 million in modifications as of June 30, 2021  Grant of $600,000, in two phases during 2020, made by 1st Source Foundation to the United Ways of the 18 counties in northern Indiana and southwestern Michigan  Grant of $320,000 made by 1st Source Foundation during 2020 to 23 hospitals across our footprint providing assistance with PPE supplies, child care needs and meals for frontline staff  Other contributions have been made to assist our communities during the COVID outbreak  Employees served our communities by sewing masks for nursing homes and hospitals PAGE 11

PAYCHECK PROTECTION PROGRAM LOANS PAGE 12 2020 PPP Loans: • 1,972 out of 3,540 loans for less than $50,000 (56%) • Over 97% of total loan amounts funded during 2020 have been submitted to SBA for forgiveness as of August 31, 2021 2021 PPP Loans: • 2,424 out of 3,239 for less than $50,000 (75%) • Over 500 loans to minority-owned or woman-owned businesses • Almost 400 loans to new clients to Bank • Over 21% of total loan amounts funded during 2021 have been submitted to SBA for forgiveness as of August 31, 2021 (Dollars in thousands) Number of Loans $ of Loans Forgiveness/ Payments $ of Loans at August 31, 2021 2020 PPP Loans 3,540 $597,451 $575,451 $ 22,000 2021 PPP Loans 3,239 261,459 45,047 216,412 Total 6,779 $858,910 $620,498 $238,412 Highlights

COVID-19 RELATED LOAN DEFERRALS PAGE 13 Modifications at June 30, 2021: • $16 million to bus clients or 26% of our total bus loan balances. Included in the Specialty vehicle category above. • $48 million to hotel industry clients or 29% of our total hotel loan balances. Included in the Commercial category above. As of June 30, 2021 (Dollars in millions) Principal Deferrals Principal and Interest Deferrals Total Modifications in Deferment Additional Modifications Expected(1) Total Modifications Recorded Investment at June 30, 2021 Modifications as a % of June 30, 2021 Balance Auto and light truck rental -$ -$ -$ -$ -$ 467$ —% Specialty vehicle(2) 5 - 5 11 16 128 13% Medium and heavy duty truck - - - - - 256 —% Aircraft 12 - 12 - 12 884 1% Construction equipment - - - - - 729 —% Commercial 8 40 48 - 48 2,397 2% Residential RE and home equity - - - - - 493 —% Consumer - - - - - 129 —% Total loans and leases 25$ 40$ 65$ 11$ 76$ 5,483$ 1% PPP loans, net of unearned discount(3) - - - - - 315 —% Total loans and leases less PPP loans 25$ 40$ 65$ 11$ 76$ 5,168$ 1% (1) Repesents modifications which ended deferment during June 2021 and are in the process of receiv ing or expected to receiv e an extension. (2) Includes buses, step v ans and funeral cars. (3) PPP loan balances are located within the Commercial category abov e.

FINANCIAL REVIEW PAGE 14

GROWING LOAN PORTFOLIO 4333 4755 5000 5463 5507 4.50% 4.93% 5.16% 4.44% 4.21% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 2000 3500 5000 6500 2017 2018 2019 2020 2021 YTD Loans & Leases Yield on Loans & Leases - FTE (%)* Total Average Loans & Leases ($MM) PAGE 15 * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

DIVERSIFIED LOAN PORTFOLIO 2021 Average Loans by Type PAGE 16 Commercial Real Estate 18% Residential Real Estate 9% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 10%Construction Equipment 13% Aircraft 16% Solar 5% Commercial and Agricultural 14% PPP Loans 8%

PRE-TAX, PRE-PROVISION INCOME PAGE 17 110.3 124.5 136.0 142.3 67.3 75.8 $0 $35 $70 $105 $140 $175 2017 2018 2019 2020 2020 YTD 2021 YTD ($MM) * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

STRONG CREDIT QUALITY PAGE 18 2.10% 2.08% 2.19% 2.31% 2.49% 2017 2018 2019 2020 YTD 2021 YTD % of Net Loans and Leases Loan & Lease Loss Allowance Nonperforming Assets Net Charge-Offs Solid Reserves 0.67% 0.71% 0.37% 1.20% 1.06% 2017 2018 2019 2020 YTD 2021 YTD Low Nonperforming Assets 0.06% 0.29% 0.10% 0.06% 0.13% 2017 2018 2019 2020 YTD 2021 YTD Limited Losses

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) PAGE 19 4049 4277 4502 5128 5734 444 687 775 609 396 0.43% 0.70% 0.96% 0.53% 0.22% 0.00% 0.50% 1.00% 1.50% 2.00% 1000 2000 3000 4000 5000 6000 7000 2017 2018 2019 2020 2021 YTD Non-core Deposits Core Deposits Effective Rate on Deposits (%) * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 4493 4964 5277 5737 6130

ATTRACTIVE DEPOSIT FRANCHISE 2021 Average Deposits By Type Noninterest Bearing Demand 29% CD and IRA 18% Savings and Interest Bearing Demand 53% PAGE 20

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 14 June 15 June 16 June 17 June 18 June 19 June 20 1st Source Chase Lake City Bank Horizon Bank Fifth Third *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2020 Data as of June 2020 – FDIC (via S&P Global Market Intelligence) Leading Market Share in Community Banking Markets ($000) PAGE 21 14.87% 10.59% 9.45% 5.02% 4.98%

68.1 82.4 92.0 81.4 34.9 58.3 2.60 3.16 3.57 3.17 1.36 2.29 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $0 $15 $30 $45 $60 $75 $90 $105 2017 2018 2019 2020 2020 YTD 2021 YTD Net Income EPCS (Diluted) ($MM) NET INCOME & EARNINGS PER SHARE PAGE 22

NET INTEREST MARGIN (FTE)* PAGE 23 187.4 214.7 224.6 226.4 109.1 114.6 3.57% 3.73% 3.68% 3.39% 3.40% 3.25% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2020 YTD 2021 YTD Net Interest Income ($MM) Net Interest Margin (%) ($MM) * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2021 YTD = $43.4MM* PAGE 24 * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Trust, Wealth Advisory, and Retirement Plan Services 27% Other 13% Debit Card 20% Service Charges on Deposit Accounts 11% Insurance Commissions 9% Mortgage Banking 16% Equipment Rental 4% Fair Value of Assets Under Management of $5.1B 27% of Total Revenue*

OPERATING EXPENSES PAGE 25 148.8 160.2 163.9 167.2 80.8 82.0 57.7% 56.2% 54.7% 54.2% 54.7% 51.9% 45.0% 55.0% 65.0% 75.0% $0.0 $50.0 $100.0 $150.0 $200.0 2017 2018 2019 2020 2020 YTD 2021 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* ($MM) * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

14.70% 14.68% 14.90% 15.99% 16.58% 2017 2018 2019 2020 2021 YTD 13.44% 13.42% 13.64% 14.73% 15.32% 2017 2018 2019 2020 2021 YTD 12.17% 12.06% 12.19% 12.15% 12.08% 2017 2018 2019 2020 2021 YTD STRONG CAPITAL POSITION PAGE 26 Total Risk Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Risk Based Ratio Tangible Common Equity / Tangible Assets* 10% Well Capitalized 5% Well Capitalized 8% Well Capitalized 10.94% 10.92% 11.38% 11.10% 10.70% 2017 2018 2019 2020 2021 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: During 2021, shares repurchased through August were 576,820 shares (137,604 repurchased during July – August)

$20.16 $21.49 $22.75 $24.47 $26.30 $29.18 $31.62 $32.69 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2014 2015 2016 2017 2018 2019 2020 2021 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth PAGE 27 * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

0.582 0.600 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 0.900 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD COMMON DIVIDENDS PER SHARE 33 YEARS OF CONSECUTIVE DIVIDEND GROWTH PAGE 28

DELIVERING RETURNS TO SHAREHOLDERS PAGE 29

DELIVERING RETURNS TO SHAREHOLDERS PAGE 30 199.69% 46.61% 71.57% 51.68% 56.45% (100.00) (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 300.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Pr ic e C ha ng e (% ) December 31, 2007 - August 13, 2021 1st Source Corp (SRCE) KBW NASDAQ Bank NASDAQ Bank S&P 500 Bank KBW NASDAQ Regional Bank

PERFORMANCE – FINANCIAL ■ 2021 KBW Bank Honor Roll – sixteen banking institutions with more than $500 million in total assets selected ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – BauerFinancial ■ 33 years of consecutive dividend growth PAGE 31

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 33 consecutive years of dividend growth PAGE 32

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 murphy-c@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com PAGE 33

APPENDIX PAGE 34

Consolidated Balance Sheet PAGE 35 (Dollars in millions) 2017 2018 2019 2020 2021 YTD Cash and cash equivalents 78$ 99$ 83$ 243$ 469$ Investment securit ies and other investments 930 1,019 1,069 1,225 1,440 Loans and leases, net of unearned discount 4,541 4,847 5,106 5,502 5,490 Allowance for loan and lease losses (95) (100) (111) (141) (136) Equipment owned under operat ing leases, net 140 134 112 65 56 Other assets 293 295 364 422 400 Total assets 5,887$ 6,294$ 6,623$ 7,316$ 7,719$ Noninterest-bearing deposits 1,064$ 1,217$ 1,217$ 1,637$ 1,852$ Interest-bearing deposits 3,689 3,905 4,140 4,309 4,493 Total deposits 4,753 5,122 5,357 5,946 6,345 Total borrowings 342 329 276 291 313 Other liabilit ies 73 79 141 148 116 Total shareholders' equity 719 762 829 887 901 Noncontrolling interests - 2 20 44 44 Total equity 719 764 849 931 945 Total liabilities and equity 5,887$ 6,294$ 6,623$ 7,316$ 7,719$

Consolidated Income Statement PAGE 36 (Dollars in millions) 2017 2018 2019 2020 2020 YTD 2021 YTD Net interest income 186$ 214$ 224$ 226$ 109$ 114$ Provision for (recovery of) credit losses 9 19 16 36 22 (1) Noninterest income* 73 70 76 83 40 43 Noninterest expense* 149 160 164 167 81 82 Income before income taxes 101 105 120 106 46 76 Income tax expense 33 23 28 25 11 18 Net income 68 82 92 81 35 58 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 68$ 82$ 92$ 81$ 35$ 58$ Diluted net income per common share 2.60$ 3.16$ 3.57$ 3.17$ 1.36$ 2.29$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

Aircraft Portfolio – Industries by NAICS Transportation & Warehousing 18% Finance & Insurance and Real Estate 12% Services 20% Retail Trade 16% Construction 9% Manufacturing 10% Ag, Forestry, Fishing & Hunting 6% Wholesale Trade 4% Other* 5% PAGE 37 *Other includes: Mining & Utilities and Information

Ownership Summary Institutional 45.7% Insiders 31.8% Retail/Other 19.4% 1st Source ESOP 3.1% (1) As of June 30, 2021 (2) As of March 31, 2021 or most recently reported data Source: S&P Global Market Intelligence and Company filings PAGE 38 Shareholder Type Shares % of Total Institutional 11,435,296 45.7% Insiders 7,937,988 31.8% Retail/Other 4,859,587 19.4% 1st Source ESOP 767,856 3.1% Total Shares Outstanding(1) 25,000,727 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 1,769,434 7.1% 2 BlackRock Inc. 1,413,557 5.7% 3 Wellington Management Group LLP 916,841 3.7% 4 Vanguard Group Inc. 892,431 3.6% 5 AllianceBernstein LP 854,421 3.4% 6 State Street Global Advisors Inc. 462,281 1.7% 7 Manulife Asset Management 424,332 1.7% 8 Geode Capital Management LLC 316,218 1.3% 9 Boston Trust Walden Co. 285,655 1.1% 10 Norges Bank Investment Management 251,478 1.0% Top 10 Institutions(2) 7,586,648 30.3% Other 3,848,648 15.4% Total Institutional Ownership(2) 11,435,296 45.7%

Reconciliation of Non-GAAP Financial Measures PAGE 39 (Dollars in thousands) 2017 2018 2019 2020 2021 YTD (A) Loans and leases interest income (GAAP) 194,297$ 234,083$ 257,738$ 242,172$ 114,868$ (B) Plus: loans and leases fully tax-equivalent adjustments 621 367 375 333 161 (C) Loans and leases interest income - FTE (A+B) 194,918 234,450 258,113 242,505 115,029 (D) Average loans and leases 4,333,375$ 4,755,256$ 5,000,161$ 5,463,436$ 5,507,243$ (E) Annualization factor 1.00 1.00 1.00 1.00 2.02 Yield on loans and leases (GAAP) (A*E)/D 4.48% 4.92% 5.15% 4.43% 4.21% Yield on loans and leases - FTE (C*E)/D 4.50% 4.93% 5.16% 4.44% 4.21% Calculation of Yield on Loans and Leases (Dollars in thousands) 2017 2018 2019 2020 2020 YTD 2021 YTD (A) Interest income (GAAP) 212,385$ 257,316$ 282,877$ 263,031$ 131,536$ 124,062$ (B) Plus: fully tax-equivalent adjustments 1,795 803 686 543 288 239 (C) Interest income - FTE (A+B) 214,180 258,119 283,563 263,574 131,824 124,301 (D) Interest expense (GAAP) 26,754 43,410 59,011 37,211 22,691 9,715 (E) Net interest income (GAAP) (A-D) 185,631 213,906 223,866 225,820 108,845 114,347 (F) Net interest income - FTE (C-D) 187,426 214,709 224,552 226,363 109,133 114,586 (G) Average earning assets 5,251,094$ 5,761,761$ 6,104,673$ 6,684,246$ 6,454,403$ 7,113,559$ (H) Annualization factor 1.00 1.00 1.00 1.00 2.01 2.02 Net interest margin (GAAP) (E*H)/G 3.54% 3.71% 3.67% 3.38% 3.39% 3.24% Calculation of Net Interest Margin 2017 2018 2019 2020 2020 YTD 2021 YTD (A) Income before income taxes (GAAP) 101,360$ 105,027$ 120,154$ 106,341$ 45,620$ 76,403$ (B) Plus: Provision for (recovery of) credit losses 8,980 19,462 15,833 36,001 21,728 (627) (C) Pre-tax, pre-provision income (A+B) 110,340$ 124,489$ 135,987$ 142,342$ 67,348$ 75,776$ (Dollars in thousands) Pre-Tax, Pre-Provision Income

Reconciliation of Non-GAAP Financial Measures PAGE 40 2017 2018 2019 2020 2020 YTD 2021 YTD (A) Noninterest income (GAAP) 98,706$ 97,050$ 101,130$ 103,889$ 49,863$ 50,767$ (B) Less: depreciation - leased equipment (25,215) (26,248) (25,128) (20,203) (10,569) (7,323) Noninterest income - adjusted (A-B) 73,491$ 70,802$ 76,002$ 83,686$ 39,294$ 43,444$ Noninterest Income (Dollars in thousands) 2017 2018 2019 2020 2020 YTD 2021 YTD (A) Noninterest expense (GAAP) 173,997$ 186,467$ 189,009$ 187,367$ 91,360$ 89,338$ (B) Less: depreciation - leased equipment (25,215) (26,248) (25,128) (20,203) (10,569) (7,323) Noninterest expense - adjusted (A-B) 148,782$ 160,219$ 163,881$ 167,164$ 80,791$ 82,015$ Noninterest Expense (Dollars in thousands) 2017 2018 2019 2020 2020 YTD 2021 YTD (A) Net interest income (GAAP) 185,631$ 213,906$ 223,866$ 225,820$ 108,845$ 114,347$ (B) Net interest income - FTE 187,426 214,709 224,552 226,363 109,133 114,586 (C) Plus: noninterest income (GAAP) 98,706 97,050 101,130 103,889 49,863 50,767 (D) Less: gains/losses on investment securities and partnership investments (4,569) (320) (653) (1,652) (761) (112) (E) Less: depreciation - leased equipment (25,215) (26,248) (25,128) (20,203) (10,569) (7,323) (F) Total net revenue (GAAP) (A+C) 284,337 310,956 324,996 329,709 158,708 165,114 (G) Total net revenue - adjusted (B+C-D-E) 256,348 285,191 299,901 308,397 147,666 157,918 (H) Noninterest expense (GAAP) 173,997 186,467 189,009 187,367 91,360 89,338 (E) Less: depreciation - leased equipment (25,215) (26,248) (25,128) (20,203) (10,569) (7,323) (I) Less: contribution expense limited to gains on investment securities in (D) (959) - - - - - (J) Noninterest expense - adjusted (H-E-I) 147,823$ 160,219$ 163,881$ 167,164$ 80,791$ 82,015$ Efficiency ratio (GAAP-derived) (H/F) 61.2% 60.0% 58.2% 56.8% 57.6% 54.1% Efficiency ratio - adjusted (J/G) 57.7% 56.2% 54.7% 54.2% 54.7% 51.9% Calculation of Efficiency Ratio (Dollars in thousands)

Reconciliation of Non-GAAP Financial Measures PAGE 41 2017 2018 2019 2020 2021 YTD (A) Total common shareholders' equity (GAAP) 718,537$ 762,082$ 828,277$ 886,845$ 901,226$ (B) Less: goodwill and intangible assets (83,742) (83,998) (83,971) (83,948) (83,937) (C) Total tangible common shareholders' equity (A-B) 634,795 678,084 744,306 802,897 817,289 (D) Total assets (GAAP) 5,887,284 6,293,745 6,622,776 7,316,411 7,718,694 (B) Less: goodwill and intangible assets (83,742) (83,998) (83,971) (83,948) (83,937) (E) Total tangible assets (D-B) 5,803,542$ 6,209,747$ 6,538,805$ 7,232,463$ 7,634,757$ Common equity-to-assets ratio (GAAP-derived) (A/D) 12.20% 12.11% 12.51% 12.12% 11.68% Tangible common equity-to-tangible assets ratio (C/E) 10.94% 10.92% 11.38% 11.10% 10.70% (Dollars in thousands) Calculation of Tangible Common Equity-to-Tangible Assets Ratio 2014 2015 2016 2017 2018 2019 2020 2021 YTD (A) Total common shareholders' equity (GAAP) 614,473$ 644,053$ 672,650$ 718,537$ 762,082$ 828,277$ 886,845$ 901,226$ (B) Less: goodwill and intangible assets (85,371) (84,676) (84,102) (83,742) (83,998) (83,971) (83,948) (83,937) (C) Total tangible common shareholders' equity (A-B) (D) Actual common shares outstanding 26,248,690 26,027,584 25,875,765 25,936,764 25,783,728 25,509,474 25,389,117 25,000,727 Book v alue per common share (GAAP-deriv ed) (A/D)*1000 Tangible common book v alue per share (C/D)*1000 (Dollars in thousands, except for per share data) Calculation of Tangible Book Value per Common Share 23.41$ 24.75$ 529,102$ 559,377$ 36.05$ 20.16$ 21.49$ 22.75$ 24.47$ 26.30$ 29.18$ 31.62$ 32.69$ 26.00$ 27.70$ 29.56$ 32.47$ 34.93$ 817,289$ 588,548$ 634,795$ 678,084$ 744,306$ 802,897$